     POWER OF ATTORNEY

   Know all by these presents, that the undersigned hereby

constitutes and appoints each of Robert F. Rehg, Scott L.

Novak, Brandon Ehrhart, Lori Kalani and Tracy Strickland

signing singly, the undersigned's true and lawful

attorney-in-fact to:

 (1) execute for and on behalf of the undersigned, in

     the undersigned's capacity as an officer and/or

     director of EchoStar Communications Corporation

     (the "Company"), Forms 3, 4, and 5 in accordance

     with Section 16(a) of the Securities Exchange Act

     of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on behalf

     of the undersigned which may be necessary or

     desirable to complete and execute any such Form 3,

     4, or 5, complete and execute any amendment or

     amendments thereto, and timely file such form with

     the United States Securities and Exchange

     Commission and any stock exchange or similar

     authority; and

 (3) take any other action of any type whatsoever in

     connection with the foregoing which, in the

     opinion of such attorney-in=-fact, may be of benefit

     to, in the best interest of, or legally required

     by, the undersigned, it being understood that the

     documents executed by such attorney-in-fact on

     behalf of the undersigned pursuant to this Power

     of Attorney shall be in such form and shall contain

     such terms and conditions as such attorney-in fact

     may approve in such attorney-in-fact's discretion.

   The undersigned herby grants to each such attorney-in-fact full power and authority to do and perform any and every act in the exercise of any of the rights and powers herein granted,

or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming all done by virtue of this power of attorney and the rights and

powers herein granted.  The undersignedacknowledges that the foregoing attorneys-in-fact, in serving in such capacity at

the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's responsibilities

to comply with Section 16 of the Securities Exchange Act of

1934.

   This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 16, day of November, 2005.

   /s/ David K. Moskowitz

   Signature

   David K. Moskowitz, Trustee of the

                        Ergen Three Year GRAT dated November

                        9, 2005

   Print Name